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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 12, 2004


                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


            New York                   0-20539                16-6036816
         -------------               -------------           -------------
        (State or other         (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                           Identification Number)


 90 Linden Place, PO Box 30682, Rochester, New York            14603-0682
----------------------------------------------------       -----------------
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 383-1850





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Item 5. Other Events

Attached hereto as an exhibit is a press release issued today by Pro-Fac Cooperative, Inc. ("Pro-Fac") reporting that it has discovered certain errors in its accounting for its investment in Birds Eye Holdings LLC in the financial statements previously reported for its fiscal year ended June 28, 2003 and first two quarters of its 2004 fiscal year.

Pro-Fac will restate its 2003 annual financial statements for its fiscal year ended June 28, 2003. Pro-Fac will also restate its 2004 quarterly financial information for its first fiscal quarter ended September 27, 2003 and its second fiscal quarter ended December 27, 2003 to reflect the changes to its financial results in these periods. The restated financial statements are expected to be filed in early May 2004 in a Form 10-K/A for its fiscal year ended June 28, 2003, a Form 10-Q/A for its fiscal quarter ended September 27, 2003 and a Form 10-Q/A for its fiscal quarter ended December 27, 2003.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

None

(b) Pro-Forma Financial Information.

None

(c) Exhibits

99.1 Press release issued by Pro-Fac Cooperative, Inc. announcing the restatement of financial statements for the fiscal year ended June 28, 2003, for the first fiscal quarter ended September 27, 2003 and the second fiscal quarter ended December 27, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            PRO-FAC COOPERATIVE, INC.
                                  (Registrant)


Date:    April 12, 2004            By: /s/ Stephen R. Wright
        ----------------               ------------------------
                                           STEPHEN R. WRIGHT
                                     General Manager and Secretary
                                  (On Behalf of the Registrant and as
                                      Principal Executive Officer
                                   Principal Financial Officer, and
                                    Principal Accounting Officer)





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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1 Press release issued by Pro-Fac Cooperative, Inc. announcing the restatement of its financial statements for the fiscal year ended June 28, 2003, for the first fiscal quarter ended September 27, 2003 and the second fiscal quarter ended December 27, 2003.